Clifton Bancorp Inc. Poised for Success Annual Meeting of Stockholders August 6, 2015 Exhibit 99.1

Agenda 1. Corporate Developments 2. Fiscal Year 2015 Recap 3. Historical Performance 4. Fiscal Year 2016 Focus 5. CSBK Philosophy 2

CORPORATE DEVELOPMENTS • Compensation Philosophy • Best practices policies / plans a) PICP b) Clawback c) No hedge / pledge d) Stock ownership • Revamp of proxy 3

CORPORATE DEVELOPMENTS CSBK COMPANY MISSION We all have the same job: ensuring CSBK is the choice our employees, customers and stockholders would enthusiastically make again. 4

CORPORATE DEVELOPMENTS CSBK CORE VALUES SHARE OWN LISTEN 5

FY 2015 RECAP -
INITIATIVES
“Building for the Future”
•
Core banking system conversion
•
Increased loan volume; continued to diversify portfolio
•
Product development priorities
•
Simplify personal product lines
•
Initiate mobile banking application development
•
Relationship pricing
•
Investment in talent

FY 2015 RECAP -
PERFORMANCE

At March 31,
2011
2012
2013
2014
2015
Net Loans Receivable
441,746
$
436,833
$
456,812
$
584,507
$
641,084
$
Deposits
837,385
$
826,275
$
763,692
$
763,912
$
699,476
$
Equity
179,966
$
186,461
$
187,328
$
194,137
$
368,001
$
Loans to Deposits
52.75%
52.87%
59.82%
76.51%
91.65%
Nonperforming Loans/Total Loans
0.72%
0.86%
1.29%
0.88%
0.88%
For year ending March 31,
2011
2012
2013
2014
2015
Efficiency Ratio
50.04%
52.40%
56.30%
58.59%
56.19%
Net Interest Margin
2.46%
2.36%
2.39%
2.37%
2.36%
Dollars in thousands.

HISTORICAL PERFORMANCE
Net Loans Receivable
Deposits
Equity
2011
$441,746
$837,385
$179,966
2012
$436,833
$826,275
$186,461
2013
$456,812
$763,692
$187,328
2014
$584,507
$763,912
$194,137
2015
$641,084
$699,476
$368,001
At June 30 2015
$654,802
$685,248
$347,764
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000

CSBK PERFORMANCE At March 31, 2011-2015; June 30, 2015

HISTORICAL PERFORMANCE

CSBK PERFORMANCE At March 31, 2011-2015; June 30, 2015
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
90.00%
100.00%
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
6/30/2015
Loans to Deposits

HISTORICAL PERFORMANCE

CSBK PERFORMANCE At March 31, 2011-2015; June 30, 2015
0%
10%
20%
30%
40%
50%
60%
70%
Efficiency Ratio
2.00%
2.10%
2.20%
2.30%
2.40%
2.50%
Net Interest Margin
0.00%
0.50%
1.00%
1.50%
Nonperforming Loans/Total Loans
$0.00
$0.10
$0.20
$0.30
$0.40
Earnings per share

FY 2016 FOCUS
I.
Branding and Marketing
•
Introduction of CSBK
Utilizing “initials” to assist in adoption of brand in new markets and niche targets
•
Brand Position
“Always with you”
–
CSBK is always by our customers’ side providing service, guidance, support and products throughout every phase of their lives.
•
Amplification
New logo, brand position and products will be marketed using both traditional and digital channel strategies.

FY 2016 FOCUS
II.
Banking Center Strategy
New markets
Market Type: Urban/Tight Suburban, Dense, Walkable, Diversified
Demographics: Technologically comfortable/advanced, appreciate high levels of service and prefer to establish a relationship in-person
Premises: Small footprint, consultative sales/service format
Existing markets
Quantify performance/profitability
Retrofit key locations with sales/service format

FY 2016 FOCUS
III.
Lending Diversification
Continued progress towards diversification of loan mix (consumer versus multi-family and commercial real estate loans)
0
100
200
300
400
500
600
700
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Q1 2016
Comm RE
Multi-Fam
Consumer
(1-4 Resi + All Other)

FY 2016 FOCUS
IV.
Deposit Diversification
Initial steps in place towards diversification of deposit mix (transaction accounts vs. time deposits)
14
DDA
6%
Savings
17%
MMA
3%
CD
74%
DEPOSIT
MIX
-
March
31,
2013
DDA
Savings
MMA
CD
DDA
8%
Savings
20%
MMA
2%
CD
70%
DEPOSIT
MIX
-
June
30,
2015
DDA
Savings
MMA
CD

FY 2016 FOCUS
V.
Product Launches
June
Personal Deposit Accounts revamped and streamlined
eStatements
CD relationship pricing for checking accountholders
August
Appointment Banking
Introduction of additional Business Deposit Accounts
Business Lines of Credit
September
Kids Savings Account (Passbook)
October
Mobile Banking
Business Cash Management

FY 2016 FOCUS
VI.
Capital Return
Historical Dividends
Fiscal Years March 31, 2011-2015 and
Quarter ended June 30, 2015
16
Period
Dividends
per share
6/30/15
$0.06
FYE 2015
$0.30
FYE 2014
$0.18
FYE
2013
$0.24
FYE 2012
$0.24
FYE 2011
$0.24
Reflects outstanding shares of common stock for 2015, 2014 and 2013 periods.
For 2012 and 2011 periods, reflects only shares of common stock held by stockholders other than Clifton MHC as Clifton MHC waived it receipts of dividends.

FY 2016 FOCUS VI. Capital Return Stock Repurchase Program • Became effective April 2, 2015 • Repurchased 1,447,924 shares at average weighted price of $13.78 17

FY 2016 FOCUS
VII.
Acquisitions
Ongoing review of opportunistic and strategically enhancing acquisitions
Key Deal Components:
•
Earnings accretive
•
Minimal book value dilution
•
Franchise enhancing deposit and loan mix
•
Opportunistic talent enhancement

CSBK PHILOSOPHY The CSBK Philosophy on Building Value…in plain English: 19 Customers Management Locations Asset Quality Brand/Reputation Compliance Efficiencies

7 Pillars –
How are we doing?
1.
Core deposit growth
2.
Prudent asset generation and diversification
3.
Technological advancement with respect to delivery channels
4.
Effective customer service and retention strategies
5.
Quality control, thorough risk assessment and regulatory compliance
6.
Expansion into carefully selected market areas
7.
Strategic, smart acquisitions should such opportunities arise

Thank you for your continued support. 21